United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number: 811-02383

                        AllianceBernstein Bond Fund, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105 (Address of principal executive offices) (Zip code)

                              Edmund P. Bergan, Jr.
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672


                     Date of fiscal year end: June 30, 2003

                     Date of reporting period: June 30, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
Investment Grade Fixed Income
-------------------------------------------------------------------------------


AllianceBernstein [LOGO](SM)
Investment Research and Management


AllianceBernstein Bond Fund
Quality Bond Portfolio


Annual Report -- June 30, 2003

Investment Products Offered
-------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
-------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

August 6, 2003

Annual Report

We're excited to announce that Alliance Fund Distributors, Inc. has become AllianceBernstein Investment Research and Management, Inc. All of Alliance Capital's domestic mutual funds have been renamed AllianceBernstein.

This report provides management's discussion of fund performance for AllianceBernstein Bond Fund Quality Bond Portfolio (the "Portfolio") for the annual reporting period ended June 30, 2003.

Investment Objective and Policies

This open-end fund seeks high current income consistent with preservation of capital by investing in investment-grade fixed income securities. The Portfolio invests in readily marketable securities that do not involve undue risk of capital.

Investment Results

The following table shows the performance of the Portfolio for the six- and 12-month periods ended June 30, 2003. For comparison, we have included the Lehman Brothers (LB) Aggregate Bond Index, a standard measure of the performance of a basket of unmanaged debt securities.


INVESTMENT RESULTS*
Periods Ended June 30, 2003

                           ---------------------------------
                                        Returns
                           ---------------------------------
                              6 Months          12 Months
                           --------------     --------------
AllianceBernstein
Bond Fund Quality Bond
Portfolio
   Class A                      3.59%             9.87%
------------------------------------------------------------
   Class B                      3.24%             9.12%
------------------------------------------------------------
   Class C                      3.25%             9.03%
------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index            3.93%            10.40%
------------------------------------------------------------

* The Portfolio's investment results are for the periods shown and are based on the net asset value (NAV) of each class of shares as of June 30, 2003. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Portfolio include the reinvestment of any distributions paid during each period. During the reporting


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 1


period, the Advisor waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio's expenses to 0.98% for Class A, 1.68% for Class B, 1.68% for Class C and 0.68% for Advisor Class. This waiver extends through the Portfolio's current fiscal year and may be extended by the Advisor for additional one-year terms. Without the waiver, the Portfolio's expenses would have been higher and its performance would have been lower than that shown above. Past performance is no guarantee of future results.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged debt securities. It is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including AllianceBernstein Bond Fund Quality Bond Portfolio.

Additional investment results appear on page 6.

For the six- and 12-month periods ended June 30, 2003, the Portfolio underperformed the Lehman Brothers Aggregate Bond Index. At the start of 2003, the Portfolio's yield curve structure was positioned for a period of rising rates, a strategy that contributed positively to relative returns in the first quarter. In the second quarter, however, this positioning detracted from performance. The U.S. Federal Reserve announced concerns about deflation risk and moved to an easing bias in April, finally cutting interest rates by 25 basis points to 1.00% in its June meeting. A greater exposure to investment-grade corporates compared to the benchmark, including an overweight in BBB-rated bonds, contributed positively to overall performance. Mortgage coupon selection was also a positive, as was the Portfolio's diversified overweight in non-government sectors.

Market Overview and Investment Strategy

Business conditions worsened in the first quarter of the year, despite record high corporate cash flow and signs of consumer strength in rising building permits and a new high in the mortgage refinance index. The U.S. economy contracted in February and March, in part because of bad weather, and also because of corporate and consumer hesitancy to make purchase and investment decisions during the Iraqi conflict. The second quarter saw interest rates fall sharply in anticipation of Federal Reserve easing. As a result, the bond markets delivered very strong absolute returns. Despite sluggish economic growth and the Fed's talk of deflation, the credit-sensitive sectors were the top performers, and lower-rated credits outperformed higher-rated debt. Government bonds were the weakest performers in the fixed income markets.


_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


In the first half of the six-month period, we increased the liquidity of the Portfolio and pared back its risk profile. We reduced holdings in Treasuries on expectations of increased supply, and we eliminated commercial mortgage-backed securities in light of growing default rates. Later, as credit-sensitive sectors outperformed, we increased our exposure to corporates. In the face of a massive refinancing wave during the second quarter, we trimmed our mortgage overweight, reducing 15-year exposure in favor of 30-year and lowering the average coupon. We also eliminated the Portfolio's exposure to non-U.S. dollar government bonds.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 3


PERFORMANCE UPDATE


ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
7/1/99--6/30/03


Lehman Brothers Aggregate Bond Index: $13,949
AllianceBernstein Bond Fund Quality Bond Portfolio Class A: $12,847


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                        AllianceBernstein Bond             Lehman Brothers
                      Fund Quality Bond Portfolio        Aggregate Bond Index
-------------------------------------------------------------------------------
         7/1/99*               $  9,579                         $ 10,000
      6/30/2000                $ 10,000                         $ 10,457
      6/30/2001                $ 11,009                         $ 11,631
      6/30/2002                $ 11,695                         $ 12,635
      6/30/2003                $ 12,847                         $ 13,949


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Fund Quality Bond Portfolio Class A shares (from 7/1/99 to 6/30/03) as compared to the performance of an appropriate index. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged debt securities. It is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index.

When comparing AllianceBernstein Bond Fund Quality Bond Portfolio to the index shown above, you should note that no sales charges are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Bond Fund Quality Bond Portfolio.


_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


PORTFOLIO SUMMARY
June 30, 2003


INCEPTION DATES
Class A Shares
7/1/99
Class B Shares
7/1/99
Class C Shares
7/1/99

PORTFOLIO STATISTICS
Net Assets ($mil): $462.4


SECURITY TYPE
   19.7%   U.S. Treasury Securities
   17.7%   Federal National Mortgage Association
    6.5%   Federal Home Loan Mortgage Corporation
    4.2%   Government National Mortgage Association        [PIE CHART OMITTED]
    1.8%   Asset-Backed Securities
    1.2%   Sovereign Debt Securities

Corporate
    3.7%   Banking
    2.8%   Financial
    1.5%   Broadcasting/Media
    1.4%   Public Utilities-Electric & Gas                 [PIE CHART OMITTED]
    1.4%   Automotive
    1.3%   Communications
     6.1%   Other

   30.7%   Short-Term Investments


All data as of June 30, 2003. The Portfolio's security type breakdown is expressed as a percentage of total investments and may vary over time. "Other" represents less than 1.0% weightings in Aerospace/Defense, Building/Real Estate, Cable, Communications-Mobile, Energy, Food/Beverages, Health Care, Industrial, Insurance, Metals/Mining, Non-Air Transportation, Paper/Packaging, Petroleum Products, Retail, Savings and Loan, Services and Technology.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 5


INVESTMENT RESULTS

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2003

Class A Shares
-------------------------------------------------------------------------------
                              Without Sales Charge     With Sales Charge
           1 Year                     9.87%                  5.25%
  Since Inception*                    7.62%                  6.46%
        SEC Yield**                   3.24%

Class B Shares
-------------------------------------------------------------------------------
                              Without Sales Charge     With Sales Charge
           1 Year                     9.12%                  6.12%
  Since Inception*                    6.85%                  6.85%
        SEC Yield**                   2.69%

Class C Shares
-------------------------------------------------------------------------------
                              Without Sales Charge     With Sales Charge
           1 Year                     9.03%                  8.03%
  Since Inception*                    6.81%                  6.81%
        SEC Yield**                   2.70%

The Portfolio's investment results represent average annual returns. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Returns for Advisor Class shares will vary due to different expenses associated with this class.

The Portfolio normally invests all of its assets in securities that are rated at least BBB by Standard & Poor's or, if unrated, are of comparable quality. The Portfolio also may invest in convertible debt securities, preferred stock and dividend-paying stocks, U.S. government obligations, and foreign fixed-income securities. The Portfolio may invest a portion of its assets in foreign securities, which may magnify fluctuations. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*  Inception date: 7/1/99 for all share classes.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended June 30, 2003.


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


PORTFOLIO OF INVESTMENTS
June 30, 2003

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS-63.6%
Federal National Mortgage Association-23.5%
  2.50%, 6/15/08                                     $  6,345    $    6,321,898
  2.875%, 5/19/08                                       3,030         3,043,362
  4.50%, TBA                                            4,835         4,933,209
  5.00%, TBA                                           26,565        26,830,917
  5.50%, TBA                                            8,890         9,234,487
  6.00%, TBA                                           30,590        31,851,733
  6.50%, TBA                                            6,605         6,883,652
  6.50%, 1/01/28-10/01/32                              15,477        16,152,998
  7.50%, 7/01/31-3/01/32                                2,988         3,175,872
                                                                 --------------
                                                                    108,428,128
                                                                 --------------
Federal Home Loan Mortgage Corp.-8.6%
  4.50%, TBA                                            9,300         9,494,724
  5.00%, TBA                                            9,550         9,779,716
  5.50%, TBA                                            8,835         9,116,616
  6.00%, 12/01/32                                      11,032        11,441,364
                                                                 --------------
                                                                     39,832,420
                                                                 --------------
Government National Mortgage Association-5.5%
  5.50%, TBA                                           10,675        11,078,643
  6.50%, TBA                                           12,485        13,113,145
  6.50%, 11/15/31-2/15/32                               1,311         1,376,751
                                                                 --------------
                                                                     25,568,539
                                                                 --------------
U.S. TREASURY SECURITIES-26.0%
U.S. Treasury Notes-15.2%
  1.125%, 6/30/05                                       9,305         9,273,019
  2.00%, 5/15/06                                        8,870         8,967,020
  2.25%, 7/31/04                                       41,235        41,781,075
  2.625%, 5/15/08                                       5,450         5,501,524
  3.625%, 5/15/13                                       4,790         4,828,924
                                                                 --------------
                                                                     70,351,562
                                                                 --------------
U.S. Treasury Bonds-9.2%
  5.375%, 2/15/31                                      15,770        17,762,823
  10.75%, 8/15/05                                      10,900        13,043,812
  11.25%, 2/15/15                                       1,000         1,704,375
  12.00%, 8/15/13                                       7,000        10,174,885
                                                                 --------------
                                                                     42,685,895
                                                                 --------------
U.S. Treasury Strip-1.6%
  Zero coupon, 11/15/21                                18,180         7,430,221
                                                                 --------------
                                                                    120,467,678
                                                                 --------------
Total U.S. Government & Agency Obligations
  (cost $294,155,490)                                               294,296,765
                                                                 --------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 7


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-24.0%
Aerospace/Defense-0.1%
Northrop Grumman Corp.
  7.125%, 2/15/11                                    $    540    $      647,856
                                                                 --------------
Automotive-1.8%
DaimlerChrysler NA Holdings
  4.75%, 1/15/08                                        1,140         1,170,593
Ford Motor Credit Co.
  7.375%, 10/28/09                                      3,515         3,690,391
General Motors Acceptance Corp.
  6.875%, 9/15/11                                       1,960         1,969,591
  8.00%, 11/01/31                                         400           393,549
General Motors Corp.
  8.375%, 7/15/33                                       1,220         1,203,164
                                                                 --------------
                                                                      8,427,288
                                                                 --------------
Banking-4.9%
Bank of America Corp.
  6.25%, 4/15/12                                        1,380         1,601,471
Barclays Bank Plc
  8.55%, 9/29/49(a)                                       780         1,001,208
Citicorp
  6.375%, 11/15/08                                      1,840         2,117,676
Citigroup, Inc.
  7.25%, 10/01/10                                       2,495         3,027,376
GreenPoint Financial Corp.
  3.20%, 6/06/08(a)                                     1,115         1,107,792
HSBC Capital Funding LP
  10.176%, 6/30/30(a)                                     570           898,530
ING Capital Funding Trust III
  8.439%, 12/31/10                                        960         1,200,312
J.P. Morgan Chase & Co.
  3.625%, 5/01/08                                       1,195         1,231,175
  6.75%, 8/15/08-2/01/11                                1,880         2,208,528
M&T Bank Corp.
  3.85%, 4/01/13                                          525           536,290
MBNA America Bank
  6.50%, 6/20/06                                          985         1,087,467
National City Corp.
  3.20%, 4/01/08                                          530           535,978
RBS Capital Trust I
  4.709%, 7/01/13                                       2,090         2,096,441
U.S. Bank NA
  6.375%, 8/01/11                                       1,755         2,052,028
Unicredito Italiano Capital Trust
  9.20%, 10/05/49(a)                                    1,510         1,944,995
                                                                 --------------
                                                                     22,647,267
                                                                 --------------


_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Broadcasting/Media-1.9%
AOL Time Warner, Inc.
  7.70%, 5/01/32                                    $   1,205    $    1,412,111
Clear Channel Communications, Inc.
  4.25%, 5/15/09                                          680           689,565
  4.625%, 1/15/08                                         865           907,899
Liberty Media Corp.
  5.70%, 5/15/13                                        1,220         1,242,949
News America, Inc.
  6.55%, 3/15/33(a)                                     1,175         1,254,068
Time Warner, Inc.
  8.375%, 3/15/23                                       2,750         3,477,166
                                                                 --------------
                                                                      8,983,758
                                                                 --------------
Building/Real Estate-0.4%
EOP Operating LP
  5.875%, 1/15/13                                         585           631,863
ERP Operating LP
  5.20%, 4/01/13                                          470           492,430
Lennar Corp.
  5.95%, 3/01/13                                          230           252,290
Vornado Realty Trust
  5.625%, 6/15/07                                         640           687,313
                                                                 --------------
                                                                      2,063,896
                                                                 --------------
Cable-1.1%
AT&T Broadband Corp.
  9.455%, 11/15/22                                        670           916,006
Comcast Cable Communications, Inc.
  6.20%, 11/15/08                                       1,650         1,860,580
Comcast Corp.
  7.05%, 3/15/33                                          465           518,498
Cox Communications, Inc.
  7.125%, 10/01/12                                        525           628,018
Lenfest Communications, Inc.
  8.375%, 11/01/05                                      1,005         1,134,872
                                                                 --------------
                                                                      5,057,974
                                                                 --------------
Communications-1.7%
AT&T Corp.
  7.80%, 11/15/11                                         485           555,454
British Telecommunications Plc
  8.875%, 12/15/30                                      1,025         1,403,887
Citizens Communications Co.
  9.00%, 8/15/31                                          385           520,658
Koninklijke (Royal) KPN NV
  8.00%, 10/01/10                                         670           830,856
Sprint Capital Corp.
  6.00%, 1/15/07                                        1,045         1,124,087
  7.625%, 1/30/11                                       1,595         1,823,811
Verizon Global Funding Corp.
  7.375%, 9/01/12                                       1,465         1,790,582
                                                                 --------------
                                                                      8,049,335
                                                                 --------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 9


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Communications - Mobile-1.0%
AT&T Wireless Services, Inc.
  8.75%, 3/01/31                                     $  1,160    $    1,438,944
Telus Corp.
  7.50%, 6/01/07                                        1,145         1,282,400
Verizon Wireless Capital LLC
  5.375%, 12/15/06                                      1,045         1,148,863
Vodafone Airtouch Plc
  7.875%, 2/15/30                                         450           581,928
                                                                 --------------
                                                                      4,452,135
                                                                 --------------
Energy-1.2%
Amerada Hess Corp.
  7.875%, 10/01/29                                      1,575         1,922,853
Conoco Funding Co.
  5.45%, 10/15/06                                         695           767,775
Conoco, Inc.
  6.95%, 4/15/29                                        1,455         1,756,338
Devon Energy Corp.
  7.95%, 4/15/32                                          450           581,131
Devon Financing Corp.
  7.875%, 9/30/31                                         420           535,053
                                                                 --------------
                                                                      5,563,150
                                                                 --------------
Financial-3.7%
American General Finance Corp.
  4.50%, 11/15/07                                         545           579,946
CIT Group, Inc.
  4.125%, 2/21/06                                         985         1,020,129
  5.50%, 11/30/07                                         440           476,482
Countrywide Home Loans, Inc.
  4.25%, 12/19/07                                       1,090         1,146,137
General Electric Capital Corp.
  5.45%, 1/15/13                                          795           862,711
  6.75%, 3/15/32                                        2,790         3,274,327
Household Finance Corp.
  6.50%, 11/15/08                                       1,505         1,732,484
  7.00%, 5/15/12                                          495           586,904
John Deere Capital Corp.
  4.50%, 8/22/07                                          690           734,900
Lehman Brothers Holdings, Inc.
  4.00%, 1/22/08                                        1,945         2,029,191
  6.625%, 1/18/12                                         670           786,806
Morgan Stanley
  7.25%, 4/01/32                                          750           922,589
National Rural Utilities Cooperative Finance Corp.
  7.25%, 3/01/12                                          270           323,828
The Bear Stearns Cos., Inc.
  4.00%, 1/31/08                                          640           670,163
The Goldman Sachs Group, Inc.
  5.25%, 4/01/13                                          785           838,625
  6.125%, 2/15/33                                       1,070         1,151,501
                                                                 --------------
                                                                     17,136,723
                                                                 --------------


_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Food/Beverages-0.7%
Kellogg Co.
  2.875%, 6/01/08                                     $   690    $      685,925
Pepsi Bottling Group, Inc.
  7.00%, 3/01/29                                        1,950         2,381,929
                                                                 --------------
                                                                      3,067,854
                                                                 --------------
Health Care-0.5%
Bristol-Myers Squibb Co.
  4.75%, 10/01/06                                         515           554,728
HCA, Inc.
  7.125%, 6/01/06                                         855           930,114
Health Net, Inc.
  8.375%, 4/15/11                                         520           632,989
                                                                 --------------
                                                                      2,117,831
                                                                 --------------
Industrial-0.3%
General Electric Co.
  5.00%, 2/01/13                                          715           756,665
Praxair, Inc.
  2.75%, 6/15/08                                          525           521,282
                                                                 --------------
                                                                      1,277,947
                                                                 --------------
Insurance-0.5%
Anthem, Inc.
  6.80%, 8/01/12                                          610           713,388
MetLife, Inc.
  6.50%, 12/15/32                                         450           515,329
New York Life Insurance Co.
  5.875%, 5/15/33(a)                                      880           926,872
                                                                 --------------
                                                                      2,155,589
                                                                 --------------
Metals/Mining-0.1%
Alcan, Inc.
  4.50%, 5/15/13                                          420           427,851
                                                                 --------------
Non-Air Transportation-0.3%
CSX Corp.
  7.95%, 5/01/27                                          995         1,277,726
                                                                 --------------
Paper/Packaging-0.3%
International Paper Co.
  5.85%, 10/30/12                                         625           682,416
MeadWestvaco Corp.
  8.20%, 1/15/30                                          545           678,434
                                                                 --------------
                                                                      1,360,850
                                                                 --------------
Petroleum Products-0.3%
Petronas Capital, Ltd.
  7.00%, 5/22/12(a)                                     1,010         1,170,725
                                                                 --------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 11


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Public Utilities - Electric & Gas-1.8%
Carolina Power & Light Co.
  6.50%, 7/15/12                                      $   675    $      782,167
CenterPoint Energy Resources Corp.
  6.50%, 2/01/08                                          825           885,664
Cincinnati Gas & Electric Co.
  5.70%, 9/15/12                                          385           423,751
Columbus Southern Power Co.
  5.50%, 3/01/13(a)                                       170           183,118
Dominion Resources, Inc.
  5.00%, 3/15/13                                          690           716,831
Duke Energy Corp.
  3.75%, 3/05/08(a)                                       860           886,171
FirstEnergy Corp.
  7.375%, 11/15/31                                        575           646,469
KeySpan Corp.
  7.25%, 11/15/05                                       1,430         1,605,690
MidAmerican Energy Holdings Co.
  5.875%, 10/01/12                                        395           433,985
Nisource Finance Corp.
  7.875%, 11/15/10                                        520           614,846
Public Service Company of Colorado
  7.875%, 10/01/12                                        450           567,513
Xcel Energy, Inc.
  7.00%, 12/01/10                                         650           744,473
                                                                 --------------
                                                                      8,490,678
                                                                 --------------
Retail-0.2%
Limited Brands
  6.95%, 3/01/33                                          355           393,733
Target Corp.
  5.875%, 3/01/12                                         615           696,190
                                                                 --------------
                                                                      1,089,923
                                                                 --------------
Savings and Loan-0.8%
Great Western Financial Trust II
  8.206%, 2/01/27                                       1,190         1,371,624
Washington Mutual Finance Corp.
  6.875%, 5/15/11                                       1,945         2,309,769
                                                                 --------------
                                                                      3,681,393
                                                                 --------------
Services-0.2%
Waste Management, Inc.
  6.875%, 5/15/09                                         960         1,118,739
                                                                 --------------
Technology-0.2%
Hewlett-Packard Co.
  7.15%, 6/15/05                                          670           741,236
                                                                 --------------
Total Corporate Debt Obligations
  (cost $102,322,794)                                               111,007,724
                                                                 --------------


_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
ASSET BACKED SECURITIES-2.4%
Citibank Credit Card Issuance Trust
  4.15%, 7/07/17                                     $  2,035    $    2,034,043
  5.65%, 6/16/08                                        2,715         2,984,941
Discover Card Master Trust I
  6.35%, 7/15/08                                        3,190         3,535,949
Fleet Credit Card Master Trust II
  5.60%, 12/15/08                                       2,300         2,473,949
                                                                 --------------
Total Asset Backed Securities
   (cost $10,647,058)                                                11,028,882
                                                                 --------------
SOVEREIGN DEBT SECURITIES-1.6%
Quebec Province of Canada
  7.50%, 9/15/29                                        1,340         1,793,040
United Mexican States
  4.625%, 10/08/08                                      3,325         3,403,137
  7.50%, 1/14/12                                        2,075         2,378,469
                                                                 --------------
Total Sovereign Debt Securities
  (cost $7,070,276)                                                   7,574,646
                                                                 --------------
SHORT-TERM INVESTMENTS-40.6%
U.S. Treasury Bills-35.5%
  Zero coupon, 7/31/03-9/18/03                        164,445       164,284,312
                                                                 --------------
Time Deposit-5.1%
State Street Euro Dollar
  0.50%, 7/01/03                                       23,270        23,270,000
                                                                 --------------
Total Short-Term Investments
  (amortized cost $187,554,312)                                     187,554,312
                                                                 --------------
Total Investments-132.2%
  (cost $601,749,930)                                               611,462,329
Other assets less liabilities*-(32.2%)                             (149,092,736)
                                                                 --------------
Net Assets-100%                                                  $  462,369,593
                                                                 ==============

See footnote summary on page 14.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 13


* SECURITIES LENDING INFORMATION

Includes cash collateral of $168,050,751 (representing 36.3% of net assets) received for securities on loan as of June 30, 2003 (see Note E). The lending agent invested $167,953,254 of the cash collateral in short-term investments as follows:

                                      Current                      U.S. $
                                       Yield       Shares           Value
                                     ========   =============   ==============
UBS Private Money Market Fund LLC      1.15%     118,003,809     $118,003,809


                                                  Principal
                                                   Amount
                                                    (000)
                                                =============
Gotham Funding, 7/02/03                1.30%       $50,000         49,949,445
                                                                 ------------
Total Short-Term Investments                                     $167,953,254
                                                                 ------------


(a) Security exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2003. the aggregate market value of these securities amounted to $9,373,479 or 2.0% of net assets.

Glossary:

TBA - (To Be Assigned) - Securities are purchased on a forward commitment with an appropriate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

See notes to financial statements.


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
June 30, 2003

ASSETS
Investments in securities, at value (cost $601,749,930)        $ 611,462,329(a)
Cash                                                                  39,140
Collateral held for securities loaned                            168,050,751
Receivable for investment securities sold                         39,363,049
Interest receivable                                                3,768,424
Receivable for capital stock sold                                  1,345,650
Receivable due from Adviser                                           61,130
                                                               -------------
Total assets                                                     824,090,473
                                                               -------------
LIABILITIES
Payable for investment securities purchased                      190,816,685
Payable for collateral received on securities loaned             168,050,751
Payable for capital stock redeemed                                 2,078,611
Dividends payable                                                    382,174
Distribution fee payable                                             136,618
Accrued expenses                                                     256,041
                                                               -------------
Total liabilities                                                361,720,880
                                                               -------------
Net Assets                                                     $ 462,369,593
                                                               =============
COMPOSITION OF NET ASSETS
Capital stock, at par                                          $      42,753
Additional paid-in capital                                       444,370,491
Distributions in excess of net investment income                  (1,298,018)
Accumulated net realized gain on investment and
  foreign currency transactions                                    9,541,968
Net unrealized appreciation of investments                         9,712,399
                                                               -------------
                                                               $ 462,369,593
                                                               =============
CALCULATION OF MAXIMUM OFFERING PRICE

Class A Shares
Net asset value and redemption price per share
  ($76,564,667 / 7,075,760 shares of
  capital stock issued and outstanding)                              $ 10.82
Sales charge--4.25% of public offering price                             .48
                                                                     -------
Maximum offering price                                               $ 11.30
                                                                     =======
Class B Shares
Net asset value and offering price per share
  ($113,233,017 / 10,474,261 shares of
  capital stock issued and outstanding)                              $ 10.81
                                                                     =======
Class C Shares
Net asset value and offering price per share
  ($26,444,738 / 2,450,532 shares of
  capital stock issued and outstanding)                              $ 10.79
                                                                     =======
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($246,127,171 / 22,752,712 shares of
  capital stock issued and outstanding)                              $ 10.82
                                                                     =======


(a)  Includes securities on loan with a value of $164,470,803 (see Note E).

     See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 15


STATEMENT OF OPERATIONS
Year Ended June 30, 2003

INVESTMENT INCOME
Interest                                                           $ 16,018,006

EXPENSES
Advisory fee                                      $  2,163,652
Distribution fee -- Class A                            195,491
Distribution fee -- Class B                            926,913
Distribution fee -- Class C                            244,627
Transfer agency                                      1,237,319
Custodian                                              191,425
Printing                                               125,347
Administrative                                         120,000
Registration fees                                       83,992
Audit and legal                                         81,878
Directors' fees and expenses                            20,000
Miscellaneous                                           28,807
                                                  ------------
Total expenses                                       5,419,451
Less: expenses waived and reimbursed
  by the Adviser (see Note B)                       (1,376,256)
Less: expense offset arrangement
  (see Note B)                                          (1,103)
                                                  ------------
Net expenses                                                          4,042,092
                                                                   ------------
Net investment income                                                11,975,914
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions                                            15,242,181
  Foreign currency transactions                                        (282,560)
Net change in unrealized appreciation/
  depreciation of investments                                         8,812,869
                                                                   ------------
Net gain on investment and foreign
  currency transactions                                              23,772,490
                                                                   ------------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                                       $ 35,748,404
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                 June 30, 2003    June 30, 2002
                                                ==============   ==============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income                            $  11,975,914    $   7,878,464
Net realized gain (loss) on investment and
  foreign currency transactions                     14,959,621       (1,208,743)
Net change in unrealized appreciation/
  depreciation of investments                        8,812,869        1,069,652
                                                 -------------    -------------
Net increase in net assets from operations          35,748,404        7,739,373

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income
  Class A                                           (2,559,355)      (1,504,476)
  Class B                                           (2,981,723)      (1,172,187)
  Class C                                             (803,086)        (388,314)
  Advisor Class                                     (8,978,394)      (4,813,487)
Distributions in excess of net investment
  income
  Class A                                                   -0-        (322,169)
  Class B                                                   -0-        (251,012)
  Class C                                                   -0-         (83,154)
  Advisor Class                                             -0-      (1,030,761)
Net realized gain on investment transactions
  Class A                                                   -0-         (37,302)
  Class B                                                   -0-         (34,427)
  Class C                                                   -0-         (11,308)
  Advisor Class                                             -0-         (89,616)
Distributions in excess of net realized gain
  on investment transactions
  Class A                                                   -0-        (100,078)
  Class B                                                   -0-         (92,363)
  Class C                                                   -0-         (30,340)
  Advisor Class                                             -0-        (240,432)

CAPITAL STOCK TRANSACTIONS
Net increase                                       145,535,331      233,107,087
                                                 -------------    -------------
Total increase                                     165,961,177      230,645,034

NET ASSETS
Beginning of period                                296,408,416       65,763,382
                                                 -------------    -------------
End of period                                    $ 462,369,593    $ 296,408,416
                                                 =============    =============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 17


NOTES TO FINANCIAL STATEMENTS
June 30, 2003

NOTE A
Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the "Fund"), formerly Alliance Bond Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Quality Bond Portfolio. The Quality Bond Portfolio (the "Portfolio") offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 19


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio accretes discounts as adjustments to interest income. Additionally, the Portfolio amortizes premiums on debt securities for financial statement reporting purposes only.

5. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro rata basis by each settled class of shares, based on proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of .55 of 1% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .98%, 1.68%, 1.68% and .68% of the average daily net assets of Class A, Class B, Class C and Advisor Class shares, respectively. For the year ended June 30, 2003, such waiver amounted to $1,256,256.

Pursuant to the advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended June 30, 2003, the Adviser agreed to waive its fees for such services. Such waiver amounted to $120,000.

The Portfolio compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $1,014,792 for the year ended June 30, 2003.

For the year ended June 30, 2003, the Portfolio's expenses were reduced by $1,103 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has received front-end sales charges of $16,996 from the sales of Class A shares and $3,950, $262,207 and $16,470 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2003.

NOTE C
Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 21


to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $1,076,098 and $332,703 for Class B and Class C shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2003, were as follows:

                                                   Purchases          Sales
                                                ==============   ==============
Investment securities
  (excluding U.S. government securities)        $  187,760,261   $  187,851,912
U.S. government securities                       3,158,279,955    3,029,098,566



At June 30, 2003, the cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:


Cost                                                             $  602,454,010
                                                                 --------------
Gross unrealized appreciation                                    $   10,147,563
Gross unrealized depreciation                                        (1,139,244)
                                                                 --------------
Net unrealized appreciation                                      $    9,008,319
                                                                 --------------


Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.


_______________________________________________________________________________

22 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

NOTE E
Securities Lending

The Portfolio has entered into a securities lending agreement with AG Edwards
& Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Portfolio in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of June 30, 2003, the Portfolio had loaned securities with a value of $164,470,803 and received cash collateral of $168,050,751, of which $167,953,254 was invested in short-term investments as included in the footnotes to the accompanying portfolio of investments. For the year ended June 30, 2003, the Portfolio earned fee income of $110,476 which is included in interest income in the accompanying statement of operations.

NOTE F
Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 23


shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended     Year Ended     Year Ended
                    June 30, 2003  June 30, 2002  June 30, 2003   June 30, 2002
                    -----------------------------------------------------------
Class A
Shares sold            7,320,478     4,696,262   $  77,100,650   $  49,488,409
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          188,816       130,123       1,997,352       1,344,953
-------------------------------------------------------------------------------
Shares converted
  from Class B           183,885       118,430       1,956,325         521,783
-------------------------------------------------------------------------------
Shares redeemed       (4,991,928)   (2,534,079)    (52,684,749)    (26,178,704)
-------------------------------------------------------------------------------
Net increase           2,701,251     2,410,736   $  28,369,578   $  25,176,441
===============================================================================

Class B
Shares sold           10,491,815     4,915,718   $ 110,463,465   $  50,969,528
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          187,182        97,916       1,979,554       1,011,618
-------------------------------------------------------------------------------
Shares converted
  to Class A            (183,857)     (118,478)     (1,956,325)       (521,783)
-------------------------------------------------------------------------------
Shares redeemed       (4,937,099)   (1,346,260)    (52,323,161)    (14,625,886)
-------------------------------------------------------------------------------
Net increase           5,558,041     3,548,896   $  58,163,533   $  36,833,477
===============================================================================

Class C
Shares sold            3,020,966     1,732,851   $  31,610,879   $  17,979,445
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           40,953        28,077         431,766         290,031
-------------------------------------------------------------------------------
Shares redeemed       (2,189,012)     (606,701)    (22,969,541)     (6,294,895)
-------------------------------------------------------------------------------
Net increase             872,907     1,154,227   $   9,073,104   $  11,974,581
===============================================================================

Advisor Class
Shares sold            6,206,900    15,000,776   $  65,432,463   $ 155,281,551
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          854,656       576,188       9,029,421       5,942,746
-------------------------------------------------------------------------------
Shares redeemed       (2,365,708)     (204,144)    (24,532,768)     (2,101,709)
-------------------------------------------------------------------------------
Net increase           4,695,848    15,372,820   $  49,929,116   $ 159,122,588
===============================================================================


_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended June 30, 2003.

NOTE H
Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2003 and June 30, 2002 were as follows:

                                                  2003              2002
                                             =============     =============
Distributions paid from:
  Ordinary income                            $  15,322,558     $   9,824,526
  Net long-term capital gains                           -0-           53,837
                                             -------------     -------------
Total taxable distributions                     15,322,558         9,878,363
                                             -------------     -------------
Total distributions paid                     $  15,322,558     $   9,878,363(a)
                                             =============     =============


As of June 30, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:


Undistributed ordinary income                                  $   6,934,334
Undistributed long-term capital gains                              2,678,430
Accumulated capital and other losses                                (282,560)(b)
Unrealized appreciation/(depreciation)                             9,008,319(c)
                                                               -------------
Total accumulated earnings/(deficit)                           $  18,338,523
                                                               =============


(a) Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

(b) Net foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended June 30, 2003, the Fund deferred to July 1, 2003, post October foreign currency losses of $282,560.

(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions, tax character of distributions, tax character of paydown losses and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. This reclassification had no effect on net assets.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 25


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                  Class A
                                            --------------------------------------------------
                                                                                      July 1,
                                                      Year Ended June 30,           1999(b) to
                                            -------------------------------------    June 30,
                                                2003         2002(a)      2001         2000
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $10.25       $10.22        $9.85       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)                      .33          .46          .55          .60
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                  .66          .17          .42         (.21)
Net increase in net asset value from
   operations                                    .99          .63          .97          .39

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.42)        (.46)        (.55)        (.54)
Distributions in excess of net investment
   income                                         -0-        (.10)        (.04)          -0-
Distributions from net realized gain on
   investment transactions                        -0-        (.01)        (.01)          -0-
Distributions in excess of net realized
   gain on investment transactions                -0-        (.03)          -0-          -0-
Total dividends and distributions               (.42)        (.60)        (.60)        (.54)
Net asset value, end of period                $10.82       $10.25       $10.22        $9.85

TOTAL RETURN
Total investment return based on
   net asset value(e)                           9.87%        6.23%       10.09%        4.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                           $76,565      $44,852      $20,068       $5,071
Ratio to average net assets of:
   Expenses, net of waivers/
      reimbursements                             .98%         .98%         .98%         .98%(f)
   Expenses, before waivers/
      reimbursements                            1.32%        1.48%        2.85%       13.10%(f)
   Net investment income(d)                     3.08%        4.39%        5.49%        5.96%(f)
Portfolio turnover rate                          867%         573%         385%         215%



See footnote summary on page 30.


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN BOND Fund quality bond Portfolio


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                  Class B
                                            --------------------------------------------------
                                                                                      July 1,
                                                      Year Ended June 30,           1999(b) to
                                            -------------------------------------    June 30,
                                                2003         2002(a)      2001         2000
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $10.24       $10.21        $9.84       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)                      .26          .38          .47          .50
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                  .66          .16          .43         (.18)
Net increase in net asset value from
   operations                                    .92          .54          .90          .32

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.35)        (.38)        (.47)        (.48)
Distributions in excess of net investment
   income                                         -0-        (.09)        (.05)          -0-
Distributions from net realized gain on
   investment transactions                        -0-        (.01)        (.01)          -0-
Distributions in excess of net realized
   gain on investment transactions                -0-        (.03)          -0-          -0-
Total dividends and distributions               (.35)        (.51)        (.53)        (.48)
Net asset value, end of period                $10.81       $10.24       $10.21        $9.84

TOTAL RETURN
Total investment return based on
   net asset value(e)                           9.12%        5.52%        9.34%        3.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                          $113,233      $50,354      $13,960       $1,007
Ratio to average net assets of:
   Expenses, net of waivers/
      reimbursements                            1.68%        1.68%        1.68%        1.68%(f)
   Expenses, before waivers/
      reimbursements                            2.05%        2.19%        3.36%       11.29%(f)
   Net investment income(d)                     2.41%        3.70%        4.82%        5.32%(f)
Portfolio turnover rate                          867%         573%         385%         215%



See footnote summary on page 30.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 27


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                  Class C
                                            --------------------------------------------------
                                                                                      July 1,
                                                       Year Ended June 30,          1999(b) to
                                            -------------------------------------    June 30,
                                                2003         2002(a)      2001         2000
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $10.23       $10.19        $9.83       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)                      .26          .38          .48          .51
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                  .65          .17          .41         (.20)
Net increase in net asset value from
   operations                                    .91          .55          .89          .31

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.35)        (.38)        (.48)        (.48)
Distributions in excess of net investment
   income                                         -0-        (.09)        (.04)          -0-
Distributions from net realized gain on
   investment transactions                        -0-        (.01)        (.01)          -0-
Distributions in excess of net realized
   gain on investment transactions                -0-        (.03)          -0-          -0-
Total dividends and distributions               (.35)        (.51)        (.53)        (.48)
Net asset value, end of period                $10.79       $10.23       $10.19        $9.83

TOTAL RETURN
Total investment return based on
   net asset value(e)                           9.03%        5.63%        9.25%        3.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                           $26,445      $16,131       $4,315         $514
Ratio to average net assets of:
   Expenses, net of waivers/
      reimbursements                            1.68%        1.68%        1.68%        1.68%(f)
   Expenses, before waivers/
      reimbursements                            2.03%        2.19%        3.42%       11.75%(f)
   Net investment income(d)                     2.41%        3.71%        4.88%        5.35%(f)
Portfolio turnover rate                          867%         573%         385%         215%



See footnote summary on page 30.


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                     Advisor Class
                                         ------------------------------------
                                                                    October 9,
                                            Year Ended June 30,     2000(g) to
                                         ------------------------    June 30,
                                             2003         2002(a)      2001
                                         -----------  -----------  -----------
Net asset value, beginning of period       $10.25       $10.22        $9.97

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)                   .36          .48          .42
Net realized and unrealized gain
   on investment and foreign currency
   transactions                               .66          .18          .30
Net increase in net asset value from
   operations                                1.02          .66          .72

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income         (.45)        (.48)        (.42)
Distributions in excess of net
   investment income                           -0-        (.11)        (.04)
Distributions from net realized gain on
   investment transactions                     -0-        (.01)        (.01)
Distributions in excess of net realized
   gain on investment transactions             -0-        (.03)          -0-
Total dividends and distributions            (.45)        (.63)        (.47)
Net asset value, end of period             $10.82       $10.25       $10.22

TOTAL RETURN
Total investment return based on net
   asset value(e)                           10.20%        6.57%        7.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                       $246,127     $185,071      $27,420
Ratio to average net assets of:
   Expenses, net of waivers/
      reimbursements                          .68%         .68%         .68%(f)
   Expenses, before waivers/
      reimbursements                         1.02%        1.20%        2.29%(f)
   Net investment income(d)                  3.39%        4.69%        5.89%(f)
Portfolio turnover rate                       867%         573%         385%


See footnote summary on page 30.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 29


(a) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $.05, increase net realized and unrealized gain on investments per share by $.05 for Class A, B and C, respectively, and by $.06 for the Advisor Class, and decrease the ratio of net investment income to average net assets from 4.93% to 4.39% for Class A, from 4.24% to 3.70% for Class B, from 4.25% to 3.71% for Class C and from 5.24% to 4.69% for Advisor Class. Per share, ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

(b)  Commencement of operations.

(c)  Based on average shares outstanding.

(d)  Net of fees waived and expenses reimbursed by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g)  Commencement of distribution.


_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of AllianceBernstein Bond Fund, Inc. Quality Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Quality Bond Portfolio (the "Portfolio") (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc., formerly Alliance Bond Fund, Inc.) as of June 30, 2003, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Quality Bond Portfolio of the AllianceBernstein Bond Fund, Inc. at June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ ERNST & YOUNG LLP

New York, New York
August 8, 2003


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 31


BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS

Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Matthew D.W. Bloom, Vice President
Michael A. Snyder, Vice President
Lawrence J. Shaw, Vice President
S. Sean Kelleher, Vice President
Jeffrey S. Phlegar, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc
P.O. Box 756003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.


_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                               PORTFOLIOS
                                                                                IN FUND            OTHER
    NAME, AGE OF DIRECTOR,                  PRINCIPAL                           COMPLEX        DIRECTORSHIPS
           ADDRESS                        OCCUPATION(S)                       OVERSEEN BY         HELD BY
     (YEARS OF SERVICE*)               DURING PAST 5 YEARS                      DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

John D. Carifa, **, 58            President, Chief Operating Officer                113             None
1345 Avenue of the                and a Director of Alliance Capital
Americas                          Management Corporation
New York, NY 10105 (4)            ("ACMC"),with which he has
                                  been as sociated with since prior
                                  to 1998.

DISINTERESTED DIRECTORS

Ruth Block, #+, 72                Formerly an Executive Vice                        94             None
P.O. Box 4623                     President and Chief Insurance
Stamford, CT 06903 (4)            Officer of The Equitable Life
                                  Assurance Society of the United States;
                                  Chairman and Chief Executive Officer
                                  of Evlico. Formerly a Director of Avon,
                                  BP Amoco Corporation (oil and gas),
                                  Ecolab Incorporated (specialty chemicals),
                                  Tandem Financial Group and Donaldson,
                                  Lufkin & Jenrette Securities
                                  Corporation. Formerly Governor at
                                  Large National Association of Securities
                                  Dealers, Inc.

David H. Dievler, #+, 73          Independent Consultant. Until                     98             None
P.O. Box 167                      December 1994, Senior Vice
Spring Lake, NJ 07762 (4)         President of ACMC responsible
                                  for mutual fund administration.
                                  Prior to joining ACMC in 1984,
                                  Chief Financial Officer of Eberstadt
                                  Asset Management since 1968. Prior to
                                  that, Senior Manager at Price Waterhouse
                                  & Co. Member of the American Institute
                                  of Certified Public Accountants since 1953.

John H. Dobkin, #+, 61            Consultant. Formerly a President                  95             None
P.O. Box 12                       of Save Venice, Inc. from 2001-
Annandale, NY 12504 (4)           2002, Senior Advisor from June
                                  1999-June 2000 and President of Historic
                                  Hudson Valley from December 1989-May 1999.
                                  Previously, Director of the National
                                  Academy of Design and during 1988-1992,
                                  Director and Chairman of the Audit
                                  Committee of ACMC.



_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 33



                                                                               PORTFOLIOS
                                                                                IN FUND            OTHER
    NAME, AGE OF DIRECTOR,                  PRINCIPAL                           COMPLEX        DIRECTORSHIPS
           ADDRESS                        OCCUPATION(S)                       OVERSEEN BY         HELD BY
     (YEARS OF SERVICE*)               DURING PAST 5 YEARS                      DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr., #+, 70     Investment Adviser and                           110             None
2 Sound View Drive                Independent Consultant.
Suite 100                         Formerly Senior Manager of
Greenwich, CT 06830 (4)           Barrett Associates, Inc., a
                                  registered investment adviser,
                                  with which he had been associated
                                  since prior to 1998. Formerly
                                  Deputy Comptroller of the State of
                                  New York and, prior thereto, Chief
                                  Investment Officer of the New York
                                  Bank for Savings.

Clifford L. Michel, #+, 64        Senior Counsel of the law firm of                 94             Placer Dome, Inc.
15 St. Bernard's Road             Cahill Gordon & Reindel since
Gladstone, NJ 07934 (4)           February 2001 and a partner of
                                  that firm for more than twenty-five
                                  years prior thereto. President and Chief
                                  Executive Officer of Wenonah Development
                                  Company (investments) and a Director of
                                  Placer Dome, Inc. (mining).

Donald J. Robinson, #+, 69        Senior Counsel to the law firm of                 93             None
98 Hell's Peak Road               Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161 (4)              since prior to 1998. Formerly a
                                  senior partner and a member of the
                                  Executive Committee of that firm.
                                  Formerly a member and Chairman of the
                                  Municipal Securities Rulemaking Board
                                  and a Trustee of the Museum of the City
                                  of New York.



*   There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#   Member of the Audit Committee.

+   Member of the Nominating Committee.

_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


Officer Information

Certain information concerning the Fund's Officers is set forth below.



          NAME,                        POSITION(S)                         PRINCIPAL OCCUPATION
    ADDRESS* AND AGE                 HELD WITH FUND                        DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------

Kathleen A. Corbet, (43)          Senior Vice President           Executive Vice President of Alliance Capital
                                                                  Management Corporation (ACMC)** with which
                                                                  she has been associated since prior to 1998.

Matthew D.W. Bloom, (47)          Vice President                  Senior Vice President of ACMC,** with which he
                                                                  has been associated since prior to 1998.

Jeffrey S. Phlegar, (37)          Vice President                  Vice President of ACMC,** with which he has
                                                                  been associated since prior to 1998.

S. Sean Kelleher, (42)            Vice President                  Senior Vice President of ACMC since 1999.
                                                                  Previously, a manager of the MBS swaps desk at
                                                                  Deutsche Bank since 1997 and worked in fixed
                                                                  income research at Merrill Lynch since prior
                                                                  to 1998.

Paul J. DeNoon, (41)              Vice President                  Senior Vice President of ACMC,** with which he
                                                                  has been associated since prior to 1998.

Edmund P. Bergan, Jr., (53)       Secretary                       Senior Vice President and General Counsel of
                                                                  AllianceBernstein Investment Research and
                                                                  Management, Inc. ("ABIRM")** and Alliance
                                                                  Global Investor Services, Inc. ("AGIS"),**
                                                                  with which he has been associated since prior
                                                                  to 1998.

Mark D. Gersten, (52)             Treasurer and                   Senior Vice President of AGIS,** with which
                                  Chief Financial Officer         he has been associated since prior to 1998.

Vincent S. Noto (38)              Controller                      Vice President of AGIS,** with which he has
                                                                  been associated since prior to 1998.



* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO o 35


ALLIANCEBERNSTEIN FAMILY OF FUNDS

U.S. Growth Funds

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Quasar Fund
Technology Fund

Value Funds

Balanced Shares
Disciplined Value Fund
Global Value Fund
Growth & Income Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


AllianceBernstein also offers AllianceBernstein Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

To obtain a prospectus for any AllianceBernstein fund, call your investment professional, or call AllianceBernstein at (800) 227-4618 or visit our web site at www.alliancebernstein.com.


_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO


ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO

1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


AllianceBernstein [LOGO](SM)
Investment Research and Management


SM This service mark used under license from the owner, Alliance Capital Management L.P.


QBPAR0603



ITEM 2.  CODE OF ETHICS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.


(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     Exhibit No.      DESCRIPTION OF EXHIBIT

     10 (b) (1)       Certification of Principal Executive Officer Pursuant to
                      Section 302 of the Sarbanes-Oxley Act of 2002

     10 (b) (2)       Certification of Principal Financial Officer Pursuant to
                      Section 302 of the Sarbanes-Oxley Act of 2002

     10 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Bond Fund, Inc.


By:      /s/John D. Carifa
         ---------------------------------
         John D. Carifa
         President


Date: August 22, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/John D. Carifa
         ---------------------------------
         John D. Carifa
         President


Date: August 22, 2003


By:      /s/Mark D. Gersten
         -------------------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer


Date:  August 22, 2003